EXHIBIT 99.1

Westell Technologies, Inc.

NASDAQ: WSTL

November 26, 2019

Safe Harbor Language

Cautionary Statement Regarding Forward-Looking Information

Statements contained herein that are not historical facts or that contain the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “plan,” “should,” or derivatives thereof and other words of similar meaning are forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, product demand and market acceptance risks; need for financing and capital; economic weakness in the United States economy and telecommunications market; the effect of international economic conditions and trade, legal, social and economic risks (such as import, licensing and trade restrictions); the impact of competitive products or technologies; competitive pricing pressures; customer product selection decisions; product cost increases; component supply shortages; new product development; excess and obsolete inventory; commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing, and selling new products and technologies); the ability to successfully consolidate and rationalize operations; the ability to successfully identify, acquire and integrate acquisitions; effects of the Company’s accounting policies; retention of key personnel; and other risks more fully described in the Company’s SEC filings, including Form 10-K for the fiscal year ended March 31, 2019, under Item 1A - Risk Factors. The Company undertakes no obligation to publicly update these forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or otherwise.

This presentation contains non-GAAP financial measures because we believe that non-GAAP measures provide meaningful supplemental information to both management and investors. The non-GAAP information reflects the Company’s core performance and facilitates comparisons across reporting periods. Such measures should not be viewed as a substitute for GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is provided in the Appendix.

Westell Technologies, Inc.

Leading provider of high-performance network infrastructure solutions

Trusted supplier to service providers, integrators/OEMs, neutral host operators, and distribution channel partners

Three business units where innovative solutions solve customer issues

- In-Building Wireless (IBW)
- Intelligent Site Management (ISM)
- Communication Network Solutions (CNS)



WESTELL
HIGH PERFORMANCE NETWORK
INFRASTRUCTURE SOLUTIONS

Key Facts:

- Founded in 1980, IPO in 1995
- Headquartered in Aurora, Illinois
- Additional Design Centers
  - Dublin, Ohio
  - Manchester, New Hampshire

Westell Technologies, Inc. (NASDAQ: WSTL)

Revenue for Six Months Ended 9/30/19	$16.6 million
Cash at 9/30/19	$21.7 million
Debt at 9/30/19	$0.0 million
Tangible Book Value at 9/30/19	$31.2 million
Tax-effected NOLs at 3/31/19	$35.0 million
Class A&B Shares Outstanding 10/25/19	15.7 million
Market Capitalization at 11/25/19	$14.6 million
Closing Class A Share Price at 11/25/19	$0.93

WESTELL

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 22 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

WESTELL

Westell Business Units


% of FY19 Revenue
Power Distribution
Fiber
Connectivity
Solutions
Integrated
Cabinets
Optima Site
Management
32%
29%
39%
In-Building Wireless
Public Safety
Remote
Monitoring
In-Building Wireless (IBW)
Intelligent Site Management (ISM)
Communication Network Solutions (CNS)

In-Building Wireless (IBW) Products

Critical Solutions for Cellular and Public Safety RF Networks

- **Class A & B Public Safety Repeaters**
  700/800, UHF/VHF, & Battery Back-up options for delivering solutions First Responders rely on when it matters most


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- **Passive RF Components**
  Variety of coverage and donor antennas, splitters, tappers, filters, duplexers, combiners, etc. Frequency ranges from 138MHz through 4200MHz. Coverage from VHF through the CBRS band



- **Cellular Repeaters**
  Extends commercial signals into buildings for extended RF coverage



- **Distributed Antenna System (DAS) Conditioners**
  Optimizes and manages RF signals driving a DAS network
  - Active Attenuation: UDIT (Universal DAS Interface Trays)
  - Passive Attenuation: Modular and Static DAS Interface Trays



IBW Public Safety Products

- Public Safety frequency bands are distinct from commercial service
- First responders (Fire, Police, EMS) need modern mobile communication
- Local municipalities have jurisdiction to define in-building coverage requirements

Repeaters



Class A (many options) | Class B ½ Watt | Class B 2 Watt


PS Tower
Donor Antenna
Splitters
Coverage Antennas
Coax
Fire Alarm Panel
Repeater
Battery Backup Unit

Complete Solution

Westell leverages years of IBW experience providing dedicated broadband coverage that is NFPA/UL compliant and FirstNet ready, including:

- Repeaters (Class A 700/800, UHF/VHF, Class B ½ Watt, 2 Watt, 5 Watt)
- Battery Backup Units (12 and 24 hour run times)
- Components (passive devices including couplers, splitters, etc.)
- Antennas (donor and coverage)

Intelligent Site Management (ISM) Products



Remote
- Accessibility
- Visibility
- Control

Direct Access
Opex Cost Reduction
Increased Security
Trending & Analysis
IoT Enabled
Wireless Backhaul



Power
Environmental
Security
Communication
Energy
Batteries
Generators
HVAC
Toxic Gas
Smoke/Fire
Locks
Motion
DAS Coverage
BTS
Tower Light
Switching
Rectifiers
Fuel
Temperatures
Liquid
Surveillance
Theft
Entry
Microwave
Transport

WESTELL

ISM – Broad and Deep IoT Capabilities

- **Flexible IP-centric Connectivity**
  - Ethernet, Fiber, CBRS, IPv64, Wi-Fi
  - 4G LTE (including bundled service options)
- **Powerful Aggregation**
  - Extensible protocols, sensors, and equipment
  - Modern security, networking, and intelligence
- **Reliable Monitoring**
  - On-board normalization and storage
  - Carrier-grade design
- **Scalable Software and User experience**
  - Global NOC scalability
  - Application-specific user interfaces (including white label capabilities)


Security/SSO
Application-based UI
WSTL/Private Labeling


New
Products

Focused IoT and White Label Solutions | Larger Sites and Gateway Applications

Communication Network Solutions (CNS) Products

A wide range of protection and connection solutions for industrial, telecom, wireless, transportation, and utility networks

- Integrated Cabinets – Full suite of outside plant assemblies from small to large system-based enclosures
  - Customized System Integration
  - Modular Designs
  - GR-487 Rated
  - Mounting and Battery Enclosure Options
- Power Distribution Panels – Complete line of reliable power products at the site for equipment and personnel safety
  - DC Fuse Panels
  - AC and DC Breaker Panels
  - Intelligent DC Products











CNS – Fiber Connectivity Solutions

Market Dynamics

Reinventing Central Offices for Efficiency & Agility	Technology/Topology Coexistence & Densification	Hybrid Edge Reach Extension & Coverage Solutions
Data Center Combines NFV & SD	5G, GPON, XGSPON, EPON, NGPON2 Technology	Copper, Fiber, Power, Air & Monitoring

Westell Solutions



Central Office / Data Center

- High-Density Panels
- Patch Only as well as Patch & Splice Cassettes
- Compact
- Modular



OSP Fiber & Copper

- Wireline/Wireless
- Hybrid Network Solutions
- Greenfield/Brownfield



MxU/SFU

- Premise Distribution
- Rooftop Applications
- Slack Storage











Serving Premier Customers

Service Providers

verizon · at&t · T-Mobile · Sprint · nbn
CenturyLink · windstream · Consolidated communications · Charter · frontier
TELUS · SaskTel · ROGERS WIRELESS · nextel · Bell

Integrators/ OEMs

BEARCOM Wireless Worldwide · the alpha GROUP · VERTIV · CTS Communication Technology Services, LLC
NOKIA · ERICSSON · McKinstry · LEAF COMMUNICATION CONSULTING

Neutral Host Operators

AMERICAN TOWER · CROWN CASTLE · boingo wireless · extenet SYSTEMS
Transit Wireless · mobilitie intelligent infrastructure

Distributors

Accu-Tech · GraybaR · PERFECT 10 A PERFECTVISION MANUFACTURING, INC. COMPANY · TALLEY You Connect the World. We Make it Easy. · WESCO
ANIXTER · KGP Logistics · PRIMUS · TESSCO making wireless work · WALKER AND ASSOCIATES INC

Quarterly Revenue Trend


Revenue in Millions
$13.0
$10.1
$10.7
$9.7
$9.0
$7.6
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20

#1 Goal: Increase Revenue

- New Public Safety, Remote Monitoring, and Fiber Connectivity Products
- Expand customer base, particularly in IBW and ISM

Quarterly Operating Expense Trend

#2 Goal: Manage Expenses

- Rationalize and simplify the entire organization
- Strategically invest in best opportunities



Non-GAAP Operating Expenses in Millions
$4.8
$4.8
$5.2
$5.9
$5.0
$4.8
Target $400K expense reduction compared to Q2
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Q3F20E
Q4F20E

WESTELL

Quarterly Performance Trend



Adjusted EBITDA in Millions
$1.3
-$0.5
-$0.4
-$2.1
-$1.6
-$3.0
Q2F20 includes $1.3 million in E&O charges
Q1F19
Q2F19
Q3F19
Q4F19
Q1F20
Q2F20
Targeting a return to quarterly profit during fiscal 2021

New revenue in Public Safety, Fiber Connectivity, and Remote Monitoring along with expense control can drive a return to profitability

Why Invest in Westell?

- Valuable brand – supplier to Tier 1 carriers since 1980
- High quality products, great customer service and on-time delivery
- Future revenue growth through new products:
  - 22 years of In-Building Wireless product development and sales experience positions the Company well in the growing Public Safety market
  - Developing new monitoring products to address 5G and remote locations
  - Simplified fiber connectivity solutions for broadband, 5G and IoT rollouts that help customers install more circuits in less time
- Strong balance sheet with no debt
- Current share price < book value

WESTELL

Executive Leadership



Timothy Duitsman – President and CEO

- Named President and CEO, September 2019
- Appointed to the Westell Board of Directors, June 2019
- Previously Senior Vice President of Product Development, Klein Tools
- Previously served at Westell as Senior Vice President of Product Development and Vice President, General Manager of Telco Access Products



J.J. Swartwood – SVP, Worldwide Sales

- Senior Vice President, Worldwide Sales since 2016
- Previously Vice President, North American Sales and Regional Sales Vice President with responsibility for AT&T
- Served as a Director and Vice President of Sales, HyperEdge

WESTELL

Appendix

GAAP to Non-GAAP Reconciliation ($ in thousands)

Amounts in $000's

Three months ended:	Q1F19 6/30/2018	Q2F19 9/30/2018	Q3F19 12/31/2018	Q4F19 3/31/2019	Q1F20 6/30/2019	Q2F20 9/30/2019
GAAP consolidated operating expenses	$ 6,093	$ 5,951	$ 6,303	$ 11,641	$ 5,560	$ 5,265
Adjustments:						
Stock-based compensation (1)	(279)	(284)	(291)	(270)	(234)	(181)
Amortization of acquisition-related intangibles (2)	(990)	(832)	(830)	(783)	(308)	(308)
Intangibles asset impairment (3)	-	-	-	(4,722)	-	-
Total adjustments	(1,269)	(1,116)	(1,121)	(5,775)	(542)	(489)
Non-GAAP consolidated operating expenses	$ 4,824	$ 4,835	$ 5,182	$ 5,866	$ 5,018	$ 4,776
GAAP consolidated net income (loss)	$ (39)	$ (1,741)	$ (1,556)	$ (8,046)	$ (2,157)	$ (3,561)
less:						
Income tax benefit (expense)	-	(10)	(1)	(28)	(7)	-
Other income, net	119	165	158	184	164	125
Discontinued operations (4)	-	(138)	-	(207)	-	-
GAAP consolidated operating profit (loss)	(158)	(1,758)	(1,713)	(7,995)	(2,314)	(3,686)
Adjustments:						
Stock-based compensation (1)	291	295	303	282	244	201
Depreciation	152	139	149	151	143	118
Amortization of intangibles (5)	990	832	830	783	308	373
Intangibles asset impairment (3)	-	-	-	4,722	-	-
Total adjustments	1,433	1,266	1,282	5,938	695	692
Non-GAAP consolidated Adjusted EBITDA (6)	$ 1,275	$ (492)	$ (431)	$ (2,057)	$ (1,619)	$ (2,994)

(1) Stock-based compensation is a non-cash expense incurred in accordance with share-based compensation accounting standards.
(2) Amortization of acquisition-related intangibles is a non-cash expense arising from intangible assets previously acquired as a result of a business acquisition.
(3) Q4F19 Non-recurring impairment related to intangible assets associated with the IBW reporting unit.
(4) The Company recorded indemnification expense related to probable loss contingencies associated with a major customer contract related to a business which was previously sold and therefore is presented as discontinued operations. On July 24, 2019, the Company signed a settlement agreement related to this matter. The amount to be paid under the settlement agreement is fully covered by the accrual.
(5) Amortization of intangibles is a non-cash expense arising from intangible assets. Amortization of the recently acquired product licensing rights are excluded from Adjusted EBITDA, but included in the Non-GAAP consolidated operating expenses, because the amortization is related to the ongoing operation of the business in the ordinary course.
(6) EBITDA is a non-GAAP measure that represents Earnings Before Interest, Taxes, Depreciation, and Amortization. The Company presents Adjusted EBITDA.

WESTELL

Contact

Timothy Duitsman
President and CEO
Westell Technologies, Inc.
tduitsman@westell.com